Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
JULY, 1997



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.8823%



        Excess Protection Level
          3 Month Average  4.66%
          July, 1997  4.58%
          June, 1997  4.88%
          May, 1997  4.51%


        Cash Yield                                  17.58%


        Investor Charge Offs                        4.92%


        Base Rate                                   8.08%


        Over 35 Day Delinquency                     4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $ 30,179,392,749.44


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,486,155,230.95